EXHIBIT 99.1


                   CERTIFICATION OF PERIODIC FINANCIAL REPORTS

     The undersigned hereby certify that the Quarterly Report on Form 10-QSB of EuroGas, Inc. for the quarterly period ended September 30, 2002 as filed November 26, 2002 with the Securities and Exchange Commission, to the best of our knowledge fully complies with the requirements of Section 13(a) or 15(d) of The Securities Exchange Act of 1934 (15 U.S.C. 78m) and that the information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of EuroGas, Inc.



Date: November 26, 2002              /s/ Wolfgang Rauball
                                     -----------------------
                                     Wolfgang Rauball
                                     Chairman and Chief Executive Officer
                                     (Principal Executive Officer)


Date: November 26, 2002              /s/ Hank Blankenstein
                                     -----------------------
                                     Hank Blankenstein
                                     Chief Financial Officer
                                     (Principal Financial and Accounting
                                     Officer)